UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

825 East 800 North

Orem, Utah 84097

               (Address of Principal Executive Offices)

415-203-5899

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2020, the Company announced the retirement of Robert Bench from his position as the Company’s Chief Financial Officer, as well as his positions in all Company’s subsidiaries, affiliates, and joint ventures, effective June 30, 2020. Mr. Bench has served as the Company’s CFO since 2008 when he joined the Company.  Mr. Bench has agreed to serve as a consultant as needed by the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits listed below are furnished as Exhibits to this current report on Form 8-K.

Exhibit No.    No Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NewBridge Global Ventures, Inc. (Registrant)

Dated: July 1, 2020	By: /s/ Chris Bourdon Name: Chris Bourdon Title: Chief Executive Officer